SCHEDULE 14A
                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [X]
Filed by Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only as permitted by Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12

   FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED
                (Name of Registrant as Specified in Its Charter)

                     ---------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title  of  each  class  of   securities  to  which   transaction   applies:
     ___________________________
(2)  Aggregate  number of  securities to which transaction applies: ____________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):_______________________________
(4)  Proposed maximum aggregate value of transaction:___________________________
(5)  Total fee paid:____________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount previously paid:________________________________________________
(2)      Form, Schedule or Registration Statement No.:__________________________
(3)      Filing Party: _________________________________________________________
(4)      Date Filed: ___________________________________________________________

                FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES
                      INCOME FUND INCORPORATED (NYSE: FFC)
     FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED (NYSE: FLC)
                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                          To Be Held on April 21, 2006

To the Shareholders:

         Notice is hereby given that the Annual Meetings of Shareholders of Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ("Preferred Securities Fund" or "FFC") and Flaherty & Crumrine/Claymore Total Return Fund Incorporated ("Total Return Fund" or "FLC") (each a "Fund" and, collectively, the "Funds"), each a Maryland corporation, will be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, Conference Room 45A, New York, New York 10019 at 8:30 a.m. ET, on April 21, 2006, for the following purposes:

         1. To elect Directors of each Fund (PROPOSAL 1).

         2. To transact such other business as may properly come before the Annual Meetings or any adjournments thereof.

         YOUR VOTE IS IMPORTANT!

         The Board of Directors of each Fund has fixed the close of business on January 30, 2006 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Annual Meetings.


                                            By Order of the Boards of Directors,



February 22, 2006                           CHAD C. CONWELL
                                            SECRETARY

--------------------------------------------------------------------------------
SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S). THE PROXY CARD(S) SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                  REGISTRATION                                              VALID SIGNATURE

                  CORPORATE ACCOUNTS

                  (1)      ABC Corp.                                        ABC Corp.
                  (2)      ABC Corp.                                        John Doe, Treasurer
                  (3)      ABC Corp. c/o John Doe, Treasurer                John Doe
                  (4)      ABC Corp. Profit Sharing Plan                    John Doe, Trustee

                  TRUST ACCOUNTS

                  (1)      ABC Trust                                        Jane B. Doe, Trustee
                  (2)      Jane B. Doe, Trustee                             Jane B. Doe
                           u/t/d 12/28/78

                  CUSTODIAN OR ESTATE ACCOUNTS

                 (1)      John B. Smith, Cust.,                             John B. Smith
                          f/b/o John B. Smith, Jr. UGMA
                 (2)      John B. Smith, Executor,                          John B. Smith, Jr., Executor
                          estate of Jane Smith

                FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES
                      INCOME FUND INCORPORATED (NYSE: FFC)
     FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED (NYSE: FLC)

                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                         ANNUAL MEETINGS OF SHAREHOLDERS
                                 April 21, 2006

                              JOINT PROXY STATEMENT

     This document is a joint proxy statement ("Joint Proxy Statement") for Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ("PREFERRED SECURITIES FUND" OR "FFC") and Flaherty & Crumrine/Claymore Total Return Fund Incorporated ("TOTAL RETURN FUND" OR "FLC") (EACH A "FUND" AND, COLLECTIVELY, THE "FUNDS"). This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Directors (each a "Board" and collectively, the "Boards") for use at the Annual Meeting of Shareholders of each Fund to be held on April 21, 2006, at 8:30 a.m. at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, Conference Room 45A, New York, New York 10019 and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of Annual Meetings of Shareholders and proxy card for each Fund of which you are a shareholder accompany this Joint Proxy Statement. Proxy solicitations will be made, beginning on or about February 22, 2006, primarily by mail, but proxy solicitations may also be made by telephone, telefax or personal interviews conducted by officers of each Fund, Flaherty & Crumrine Incorporated ("Flaherty & Crumrine" or the "Adviser"), the investment adviser of each Fund, Claymore Securities, Inc. (the "Servicing Agent"), the servicing agent of each Fund, and PFPC Inc., the transfer agent and administrator of each Fund and a member of The PNC Financial Services Group, Inc. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be shared proportionally by the Funds. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. This proxy statement and form of proxy are first being sent to shareholders on or about February 22, 2006.

     THE ANNUAL REPORT OF EACH FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2005, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO PFPC INC., P.O. BOX 43027, PROVIDENCE, RI 02940-3027, OR CALLING 1-800-331-1710. EACH FUND'S ANNUAL REPORT IS ALSO AVAILABLE ON THE FUNDS' WEBSITE (WWW.FCCLAYMORE.COM), THE SECURITIES AND EXCHANGE COMMISSION'S ("SEC") WEBSITE (WWW.SEC.GOV), OR BY CALLING CLAYMORE SECURITIES, INC. AT 1-866-233-4001.

     If the enclosed proxy card is properly executed and returned in time to be voted at the relevant Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted "FOR" the election of the nominees for Director and "FOR" the other matters (as applicable to each Fund) listed in the accompanying Notice of Annual Meetings of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund delivered at the above address prior to the date of the Meeting.

     In the event that a quorum is not present at a Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" a proposal in favor of such an adjournment with respect to that proposal and will vote those proxies required to be voted "AGAINST" a proposal against any such adjournment with respect to that proposal. A shareholder vote may be taken on a proposal in the Joint Proxy Statement prior to any such adjournment if sufficient votes have been received for approval of that proposal. Under the Bylaws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered.

     Each Fund has two classes of capital stock: common stock, par value $0.01 per share (the "Common Stock"); and Auction Market Preferred Shares, par value $0.01 per share ("AMPS"; together with the Common Stock, the "Shares"). Each Share is entitled to one vote at the Meeting with respect to matters to be voted on by the class to which such Share belongs, with pro rata voting rights for any fractional Shares. On the record date, January 30, 2006, the following number of Shares of each Fund were issued and outstanding:


                                                                 COMMON STOCK                           AMPS
         NAME OF FUND                                             OUTSTANDING                        OUTSTANDING
         Preferred Securities Fund (FFC)                           42,601,719                    Series M7   -  3,200
                                                                                                 Series T7   -  3,200
                                                                                                 Series W7   -  3,200
                                                                                                 Series Th7  -  3,200
                                                                                                 Series F7   -  3,200
                                                                                                 Series T28  -  2,840
                                                                                                 Series W28  -  2,840
         Total Return Fund (FLC)                                    9,776,332                    Series T7   -  2,570
                                                                                                 Series W28  -  2,570

     To the knowledge of each Fund and its Board, the following shareholder(s) or "group", as that term is defined in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), is the beneficial owner or owner of record of more than 5% of the relevant Fund's outstanding shares as of January 30, 2006*:


         NAME AND ADDRESS OF BENEFICIAL/                               AMOUNT AND NATURE
         RECORD OWNER                               TITLE OF CLASS        OF OWNERSHIP                  PERCENT OF CLASS
         Cede & Co.**                                   Common       FFC -  42,520,353                     99.81%
         Depository Trust Company                        Stock       (record)
         55 Water Street, 25th Floor                                 FLC -   9,747,386                     99.70%
         New York, NY                                                (record)
         10041
                                                         AMPS        FFC -
                                                                     Series M7    - 3,200 (record)           100%
                                                                     Series T7    - 3,200 (record)           100%
                                                                     Series W7    - 3,200 (record)           100%
                                                                     Series Th7   - 3,200 (record)           100%
                                                                     Series F7    - 3,200 (record)           100%
                                                                     Series T28   - 2,840 (record)           100%
                                                                     Series W28   - 2,840 (record)           100%
                                                                     FLC -
                                                                     Series T7    - 2,570 (record)           100%
                                                                     Series W28   - 2,570 (record)           100%

--------------
* As of February 10, 2006, the Directors and officers, as a group, owned less than 1% of each class of Shares of each Fund.
**   A nominee  partnership  of The Depository  Trust Company.

     This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shareholders of each Fund will vote separately for each of FFC and FLC on each proposal on which shareholders of that Fund are entitled to vote. Separate proxy cards are enclosed for each Fund in which a shareholder is a record owner of Shares. Thus, if a proposal is approved by shareholders of one Fund and not approved by shareholders of the other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for the Fund that did not approve the proposal. It is therefore essential that shareholders complete, date and sign EACH enclosed proxy card. SHAREHOLDERS OF EACH FUND ARE ENTITLED TO VOTE ON THE PROPOSALS PERTAINING TO THAT FUND.

     In order that your Shares may be represented at the Meetings, you are requested to vote on the following matters:


                                                SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PREFERRED SECURITIES FUND (FFC)
------------------------------------------------------------------------------------------------------------------------------------
    PROPOSAL                                        COMMON SHAREHOLDERS                          AMPS SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
   1.  Election  of  Directors            Common  Shareholders  as  a  single  class      AMPS Shareholders  as a single  class
                                          elect  one  Director:  Morgan  Gust             elect one Director: Karen H. Hogan
------------------------------------------------------------------------------------------------------------------------------------
   2.  Other Business                     Common and AMPS  Shareholders,  voting together as a single class
------------------------------------------------------------------------------------------------------------------------------------


                                                SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

TOTAL RETURN FUND (FLC)
------------------------------------------------------------------------------------------------------------------------------------
      PROPOSAL                                      COMMON SHAREHOLDERS                          AMPS SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
   1. Election of Directors             Common Shareholders as a single class        AMPS Shareholders as a single class
                                        elect one Director: Morgan Gust              elect one Director: Karen H. Hogan
------------------------------------------------------------------------------------------------------------------------------------
   2. Other Business                    Common and AMPS  Shareholders,  voting together as a single class
------------------------------------------------------------------------------------------------------------------------------------

                       PROPOSAL 1: ELECTION OF DIRECTORS

     At the Meetings, shareholders are being asked to consider the election of Directors of each Fund. The Board of each Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term and until their successors are duly elected and qualified.

NOMINEES FOR THE BOARD OF DIRECTORS

     Each nominee named below has consented to serve as a Director if elected at the relevant Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     Mr. Gust and Ms. Hogan, each a Class II Director of FFC, have each been nominated for a three-year term to expire at FFC's 2009 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Mr. Gust and Ms. Hogan, each a Class II Director of FLC, have each been nominated for a three-year term to expire at FLC's 2009 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

     Under each Fund's Articles of Incorporation, Articles Supplementary and the Investment Company Act of 1940, as amended (the "1940 Act"), holders of AMPS, voting as a single class, are entitled to elect two Directors, and holders of the Common Stock are entitled to elect the remaining Directors. However, subject to the provisions of the 1940 Act and each Fund's Articles of Incorporation, the holders of AMPS, when dividends are in arrears for two full years, are able to elect the minimum number of additional Directors, that when combined with the two Directors elected by the holders of AMPS, would give the holders of AMPS a majority of the Directors. David Gale and Morgan Gust, as Directors, currently represent holders of AMPS of each Fund. Karen H. Hogan, as a Director of each Fund, has been nominated by each Fund's Board as a Director to represent each Fund's holders of AMPS (to replace Mr. Gust). A quorum of the AMPS shareholders must be present at the Meeting of each Fund in order for the proposal to elect Ms. Hogan to be considered.

            FUND (CLASS)                         NOMINEE(S) FOR DIRECTOR
            ------------                         -----------------------

          FFC (Common Stock)                            Gust

          FFC (AMPS)                                    Hogan

          FLC (Common Stock)                            Gust

          FLC (AMPS)                                    Hogan

INFORMATION ABOUT DIRECTORS AND OFFICERS

     Set forth in the table below are the existing Directors and nominees for election to the Boards of Directors of the Funds, including information relating to their respective positions held with each Fund, a brief statement of their principal occupations during the past five years and other directorships, if any. Each Director serves in the same capacity for each Fund.


                                                                                               NUMBER OF
                                                                             PRINCIPAL         FUNDS IN
                                    CURRENT           TERM OF OFFICE        OCCUPATION(S)    FUND COMPLEX
NAME, ADDRESS,                     POSITION(S)         AND LENGTH OF        DURING PAST        OVERSEEN          OTHER DIRECTORSHIPS
AND AGE                         HELD WITH FUNDS         TIME SERVED*         FIVE YEARS       BY DIRECTOR**        HELD BY DIRECTOR
NON-INTERESTED
DIRECTORS:
DAVID GALE (1)                      Director          Class I Director     President and CEO        4              Metromedia
Delta Dividend Group, Inc.                          FFC - since inception   of Delta Dividend              International Group, Inc.
220 Montgomery Street,                              FLC - since inception      Group, Inc.                    (telecommunications);
Suite 426                                                                    (investments)                     Flaherty & Crumrine
San Francisco, CA 94104                                                                                          Preferred Income
Age: 56                                                                                                          Fund Incorporated
                                                                                                             and Flaherty & Crumrine
                                                                                                               Preferred Income
                                                                                                              Opportunity Fund
                                                                                                                  Incorporated

MORGAN GUST (1)                     Director          Class II Director      Since March 2002,      4              Flaherty &
Giant Industries, Inc.                              FFC - since inception   President of Giant                   Crumrine Preferred
23733 N. Scottsdale Road                            FLC - since inception    Industries, Inc.               Income Fund Incorporated
Scottsdale, AZ 85255                                                      (petroleum refining              and Flaherty & Crumrine
Age: 58                                                                  and marketing) since March           Preferred Income
                                                                        2002 and, for more than five          Opportunity Fund.
                                                                            years prior thereto,                Incorporated;
                                                                          Executive Vice President,             CoBiz,  Inc.
                                                                         and various other Vice              (financial services)
                                                                          President positions at
                                                                          Giant Industries, Inc.

KAREN H. HOGAN (2)                  Director          Class II Director      Retired; Community     4        Flaherty & Crumrine
301 E. Colorado Boulevard                           FFC - Since 2005        Volunteer; From Sept            Preferred Income Fund
Suite 720                                           FLC - Since 2005         1985 to Jan 1997,            Incorporated and Flaherty
Pasadena, CA 91101                                                        Senior Vice President of           & Crumrine Preferred
Age: 44                                                                   Preferred Stock Origination         Income Opportunity
                                                                           at Lehman Brothers and,            Fund Incorporated
                                                                        previously Vice President of
                                                                           New Product Development

ROBERT F. WULF                      Director          Class III Director     Financial Consultant;  4              Flaherty &
3560 Deerfield Drive South                           FFC - since inception   Trustee, University of            Crumrine Preferred
Salem, OR 97302                                      FLC - since inception     Oregon Foundation;           Income Fund Incorporated
Age: 68                                                                       Trustee, San Francisco        and Flaherty & Crumrine
                                                                               Theological Seminary              Preferred Income
                                                                                                                Opportunity Fund
                                                                                                                  Incorporated


                                                                                               NUMBER OF
                                                                             PRINCIPAL         FUNDS IN
                                    CURRENT           TERM OF OFFICE        OCCUPATION(S)    FUND COMPLEX
NAME, ADDRESS,                     POSITION(S)         AND LENGTH OF        DURING PAST        OVERSEEN          OTHER DIRECTORSHIPS
AND AGE                         HELD WITH FUNDS         TIME SERVED*         FIVE YEARS       BY DIRECTOR**        HELD BY DIRECTOR
INTERESTED
DIRECTORS:
DONALD F. CRUMRINE (3)              Director,         Class III Director    Chairman of the Board   4              Flaherty &
301 E. Colorado Boulevard           Chairman         FFC - since inception      and Director of                  Crumrine Preferred
Suite 720                         of the Board       FLC - since inception    Flaherty & Crumrine                   Income Fund
Pasadena, CA 91101                  and Chief                                    Incorporated                     Incorporated and
Age: 58                             Executive                                                                    Flaherty & Crumrine
                                    Officer                                                                       Preferred Income
                                                                                                                 Opportunity Fund
                                                                                                                   Incorporated

OFFICERS:
ROBERT M. ETTINGER                  President         Officer               President and Director  N/A            N/A
301 E. Colorado Boulevard                           FFC - since inception       of Flaherty
Suite 720                                           FLC - since inception       & Crumrine
Pasadena, CA 91101                                                              Incorporated
Age: 47

R. ERIC CHADWICK                    Chief Financial   Officer                   Vice President of   N/A            N/A
301 E. Colorado  Boulevard          Officer,  Vice  FFC - since inception      Flaherty & Crumrine
Suite 720                            President and  FFC - since inception       Incorporated since
Pasadena,  CA  91101                   Treasurer                               August 2001, and
Age: 30                                                                         previously (since
                                                                               January 1999) portfolio
                                                                               manager of Flaherty &
                                                                               Crumrine Incorporated

CHAD C. CONWELL                         Chief         Officer                   Chief Compliance    N/A            N/A
301 E. Colorado Boulevard            Compliance     FFC - since 2005               Officer
Suite 720                              Officer,     FLC - since 2005          of Flaherty & Crumrine
Pasadena, CA 91101                  Vice President                               Incorporated since
Age: 33                              and Secretary                              September 2005, and
                                                                                 since July 2005,
                                                                            Vice President of Flaherty
                                                                          & Crumrine Incorporated; from
                                                                         Sept 1998 to June 2005, Attorney
                                                                          with Paul, Hastings, Janofsky
                                                                                   & Walker LLP


                                                                                               NUMBER OF
                                                                             PRINCIPAL         FUNDS IN
                                    CURRENT           TERM OF OFFICE        OCCUPATION(S)    FUND COMPLEX
NAME, ADDRESS,                     POSITION(S)         AND LENGTH OF        DURING PAST        OVERSEEN          OTHER DIRECTORSHIPS
AND AGE                         HELD WITH FUNDS         TIME SERVED*         FIVE YEARS       BY DIRECTOR**        HELD BY DIRECTOR

OFFICERS:

BRADFORD S. STONE               Vice President            Officer              Vice President of    N/A                 N/A
392 Springfield Avenue          and Assistant         FFC - since 2003       Flaherty & Crumrine
Mezzanine Suite                   Treasurer         FLC - since inception    Incorporated since
Summit, NJ 07901                                                           May 2003; from June 2001
Age: 46                                                                   to April 2003, Director of
                                                                            US Market Strategy at
                                                                            Barclays Capital; from
                                                                             February 1987 to June
                                                                            2001, Vice President of
                                                                               Goldman, Sachs &
                                                                              Company as Director
                                                                              of US Interest Rate
                                                                           Strategy and, previously,
                                                                               Vice President of
                                                                                 Interest Rate
                                                                                 Product Sales

NICHOLAS DALMASO                 Vice President            Officer          Director of Claymore     N/A          Trustee, Dreman/
2455 Corporate West Drive       and Assistant       FFC - since inception     Group, LLC since                   Claymore Dividend
Lisle, IL 60532                   Secretary         FLC - since inception       January 2002.                    and Income Fund,
Age: 39                                                                      Senior Managing                    Advent Claymore
                                                                                Director and                    Equity Income Fund,
                                                                             General Counsel of                   Advent/Claymore
                                                                            Claymore Securities,                 Growth and Income
                                                                             Inc. since November                       Fund,
                                                                              2001 and Claymore                 MBIA Capital/Fund,
                                                                             Advisers, LLC since                 Claymore Managed
                                                                            October 2003. Partner               Duration Investment
                                                                             of DBN Group since                   Grade Municipal
                                                                            April 2001. Assistant                  Fund, Western
                                                                             General Counsel of                 Asset/Claymore U.S.
                                                                             Nuveen Investments                 Treasury Inflation
                                                                              from July 1999 to                Protection Securities
                                                                            November 2001. Prior                     Fund, and
                                                                           to that, Vice President            Fiduciary/Claymore MLP
                                                                            and Associate General                Opportunity Fund
                                                                           Counsel of Van Kampen
                                                                               Investments

CHRISTOPHER D. RYAN               Vice President          Officer             Vice President of      N/A                N/A
301 E. Colorado Boulevard                            FFC - since 2005       Flaherty & Crumrine
Suite 720                                            FLC - since 2005   Incorporated since February
Pasadena, CA 91101                                                        2005; from Oct 2002 to
Age: 38                                                                 Feb 2004, Product Analyst of
                                                                            Flaherty & Crumrine
                                                                                Incorporated


                                                                                               NUMBER OF
                                                                             PRINCIPAL         FUNDS IN
                                    CURRENT           TERM OF OFFICE        OCCUPATION(S)    FUND COMPLEX
NAME, ADDRESS,                     POSITION(S)         AND LENGTH OF        DURING PAST        OVERSEEN          OTHER DIRECTORSHIPS
AND AGE                         HELD WITH FUNDS         TIME SERVED*         FIVE YEARS       BY DIRECTOR**        HELD BY DIRECTOR

OFFICERS:

LAURIE C. LODOLO                   Assistant              Officer          Assistant Compliance        N/A              N/A
301 E. Colorado Boulevard         Compliance       FFC - since 2004       Officer of Flaherty &
Suite 720                      Officer, Assistant  FLC - since 2004       Crumrine Incorporated
Pasadena, CA 91101                Treasurer and                             since August 2004;
Age: 41                       Assistant Secretary                          since February 2004,
                                                                          Secretary of Flaherty &
                                                                          Crumrine Incorporated;
                                                                            since January 1987
                                                                        Account Administrator of
                                                                           Flaherty & Crumrine
                                                                              Incorporated

------------------
* The Class II Directors of each Fund have been nominated for a three-year term to expire at each Fund's 2009 Annual Meeting of Shareholders and until their sucessors are duly elected and qualified. The Class III Directors of each Fund will serve until each Fund's 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualifed. The Class I Director each Fund will serve until each Fund's 2008 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
** The funds in the fund complex are: Flaherty & Crumrine Preferred Income Fund Incorporated, Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated and Flaherty & Crumrine/Claymore Total Return Fund Incorporated (together, the "Flaherty & Crumrine Fund Family").
(1)      As  a  Director,  currently  represents  holders  of  AMPS.
(2)      As a Director, nominated to represent holders of AMPS.
(3) "Interested person" of the Funds as defined in the 1940 Act. Mr. Crumrine is considered an "interested person" because of his affiliation with the Adviser.


BENEFICIAL OWNERSHIP OF SHARES IN FUNDS AND FUND COMPLEX FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR

     Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Flaherty & Crumrine Fund Family beneficially owned by each Director.

                                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                                                         SECURITIES IN ALL REGISTERED INVESTMENT
                                          DOLLAR RANGE OF EQUITY           COMPANIES OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                      SECURITIES HELD IN FUND* (1)(2)      FAMILY OF INVESTMENT COMPANIES* (3)
----------------                      ------------------------------       -----------------------------------
                                        FFC                     FLC                       TOTAL
NON-INTERESTED DIRECTORS:               ---                     ---                       -----
David Gale                               C                       C                          E

Morgan Gust                              C                       C                          E

Karen H. Hogan                           A                       A                          A

Robert F. Wulf                           C                       C                          D

INTERESTED DIRECTORS:

Donald F. Crumrine                      E(4)                   E(4)                       E(4)

--------------
*        Key to Dollar Ranges
A.       None
B.       $1 - $10,000
C.       $10,001 -$50,000
D.       $50,001 - $100,000
E.       over $100,000
         All shares were valued as of February 10, 2006.
(1) No Director or officer of the Funds owned any shares of AMPS on February 10, 2006.
(2) This information has been furnished by each Director as of February 10, 2006. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.
(3)      As a group, less than 1%.
(4) Includes shares of FFC and FLC held by Flaherty & Crumrine Incorporated of which the reporting person is a shareholder and director.

     Each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine Incorporated or any of their affiliates receives for each Fund a fee of $9,000 per annum plus $500 for each in-person meeting attended, and $150 for each telephone meeting attended. In addition, the Audit Committee Chairman receives an annual fee per Fund of $2,500. Each Director of each Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. The Board of Directors of FFC held seven meetings (three of which were held by telephone conference call) and the Board of Directors of FLC held seven meetings (three of which were held by telephone conference call) during the fiscal year ended November 30, 2005, and each Director of each Fund then serving in such capacity attended at least 75% of the meetings of Directors and any Committee of which he is a member. The aggregate remuneration paid to the Directors of each Fund for the fiscal year ended November 30, 2005 is set forth below:

-----------------------------------------------------------------------------------------------------------------------
                                                                      BOARD MEETING                      TRAVEL AND
                                     ANNUAL                                AND                          OUT-OF-POCKET
                                 DIRECTORS FEES                  COMMITTEE MEETING FEES                   EXPENSES*
-----------------------------------------------------------------------------------------------------------------------
 FFC                                 $36,000                             $24,900                            $3,993
 FLC                                 $36,000                             $24,900                            $3,993
-----------------------------------------------------------------------------------------------------------------------

--------------
 * Includes reimbursement for travel and out-of-pocket expenses for both "interested" and "non-interested" Directors ("Independent Directors").

AUDIT COMMITTEE REPORT

     The role of each Fund's Audit Committee is to assist the Board of Directors in its oversight of (i) the integrity of each Fund's financial statements and the independent audit thereof; (ii) each Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) each Fund's compliance with legal and regulatory requirements; and (iv) the independent auditor's qualifications, independence and performance. In addition, pursuant to each Fund's Audit Committee Charter, each Fund's Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in each Fund's annual proxy statement. Each Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of each Fund on January 27, 2006 and which is available on the Funds' website (www.fcclaymore.com). As set forth in the Charter, management is responsible for
(i) the preparation, presentation and integrity of each Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies, and (iii) the maintenance of internal controls and procedures designed to assure com-pliance with accounting standards and applicable laws and regulations. The Funds' independent registered public accounting firm ("independent accountants") is responsible for planning and carrying out proper audits and reviews of each Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     In performing its oversight function, at a meeting held on January 26, 2006, the Audit Committee reviewed and discussed with management of each Fund and the independent accountants, KPMG LLP ("KPMG"), the audited financial statements of each Fund as of and for the fiscal year ended November 30, 2005, and discussed the audit of such financial statements with the independent accountants.

     In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented. The Audit Committee also received from the independent accountants the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent accountants and each Fund and discussed the impact that any such relationships might have on the objectivity and independence of the independent accountants.


     As set forth above, and as more fully set forth in each Fund's Audit Committee Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund's financial reporting procedures, internal controls systems, and the independent audit process.

     The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by each Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does  not  provide  an  independent  basis  to  determine  that  management  has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of each Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of each Fund recommended to the Board of Directors of each Fund that the audited financial statements be included in each Fund's Annual Report for the fiscal year ended November 30, 2005.


THIS REPORT WAS SUBMITTED BY THE AUDIT COMMITTEE OF EACH FUND'S BOARD OF
DIRECTORS

David Gale
Morgan Gust
Karen H. Hogan
Robert Wulf (Chairman)

January 27, 2006

     Each Audit Committee met four times in connection with its Board of Directors regularly scheduled meetings during the fiscal year ended November 30, 2005. Each Audit Committee is composed entirely of each Fund's independent (as such term is defined by the New York Stock Exchange, Inc.'s listing standards applicable to closed-end funds (the "NYSE Listing Standards")) Directors, namely Ms. Hogan and Messrs. Gale, Gust and Wulf.

NOMINATING COMMITTEE

     Each Board of Directors has a Nominating Committee composed entirely of each Fund's independent (as such term is defined by the NYSE Listing Standards) Directors, namely Ms. Hogan and Messrs. Gale, Gust and Wulf. The Nominating Committee of each Fund met twice during the fiscal year ended November 30, 2005. The Nominating Committee is responsible for identifying individuals believed to be qualified to become Board members and recommending to the Board of Directors such nominees to stand for election as directors at each Fund's annual meeting of shareholders and to fill any vacancies on the Board. Each Fund's Nominating Committee has a charter which is available on the Funds' website (www.fcclaymore.com).

     Each Fund's Nominating Committee believes that it is in the best interest of the Fund and its shareholders to obtain highly qualified candidates to serve as members of the Board of Directors. The Nominating Committees have not established a formal process for identifying candidates where a vacancy exists on the Board. In nominating candidates, the Nominating Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

     Each Fund's Nominating Committee will consider director candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in this Joint Proxy Statement (see "Submission of Shareholder Proposals" below).

OTHER  BOARD-RELATED  MATTERS

     Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

     The Funds do not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders. However, all of the Directors (except Ms. Hogan, who was not a Director at that time) attended the April 21, 2005 Annual Meetings of Shareholders.

COMPENSATION

     The following table sets forth certain information regarding the compensation of each Fund's Directors for the fiscal year ended November 30, 2005. No executive officer or person affiliated with a Fund received compensation from a Fund during the fiscal year ended November 30, 2005 in excess of $60,000. Directors and executive officers of the Funds do not receive pension or retirement benefits from the Funds.

                               COMPENSATION TABLE

               NAME OF                                             AGGREGATE                   TOTAL COMPENSATION FROM
             PERSON AND                                          COMPENSATION                    THE FUNDS AND FUND
              POSITION                                          FROM EACH FUND               COMPLEX PAID TO DIRECTORS*
              --------                                          --------------               --------------------------
DONALD F. CRUMRINE                                                    $0                               $0 (4)
Director, Chairman of the Board
and Chief Executive Officer

NICHOLAS DALMASO**                                                    $0                               $0 (0)
Director, Vice President and
Assistant Secretary

MARTIN BRODY***                                                     $8,523 - FFC                      $25,940(0)
Director                                                            $8,523 - FLC

DAVID GALE                                                          $14,600 - FFC                     $58,700(4)
Director                                                            $14,600 - FLC

MORGAN GUST                                                         $14,450 - FFC                     $58,100(4)
Director                                                            $14,450 - FLC

KAREN H. HOGAN****                                                  $5,927 - FFC                      $30,160(4)
Director                                                            $5,927 - FLC

ROBERT F. WULF                                                      $17,400 - FFC                     $69,900(4)
Director                                                            $17,400 - FLC

--------------------
* Represents the total compensation paid to such persons by the Funds and the other funds in the Flaherty & Crumrine Fund Family for the fiscal year ended November 30, 2005, which are considered part of the same "fund complex" because they have a common adviser. The parenthetical number represents the total number of investment company directorships held by the director or nominee in such fund complex as of November 30, 2005.
**      Mr. Dalmaso resigned as a Director of each Fund effective April 21, 2005.
***     Mr. Brody resigned as a Director of each Fund effective July 22, 2005.
****    Ms. Hogan became a Director of each Fund on July 22, 2005.

REQUIRED VOTE

     The election of Mr. Gust as a Director of each Fund will require the affirmative vote of a plurality of the votes cast by holders of the shares of Common Stock of each Fund at the Meeting in person or by proxy. The election of Ms. Hogan as a Director of each Fund will require the affirmative vote of a plurality of the votes cast by holders of the shares of AMPS of each Fund at the Meeting in person or by proxy.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

All proposals by shareholders of each Fund that are intended to be presented at each Fund's next Annual Meeting of Shareholders to be held in 2007 must be received by the relevant Fund for consideration for inclusion in the relevant Fund's proxy statement relating to the meeting no later than October 22, 2006 and must satisfy the other requirements of federal securities laws.

     Each Fund's Bylaws require shareholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting to provide timely notice of the proposal in writing. To be considered timely, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund not later than 60 days prior to the date of the meeting; provided however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, any such notice by a shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was given or such public disclosure was made.

Any such notice by a shareholder shall set forth the information required by the Fund's Bylaws with respect to each matter the shareholder proposes to bring before the annual meeting.

                             ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG, 99 High Street, Boston, Massachusetts 02110-2371, has been selected to serve as each Fund's independent accountants for each Fund's fiscal year ending November 30, 2006. KPMG acted as the independent accountants for each Fund for the fiscal year ended November 30, 2005. The Funds know of no direct financial or material indirect financial interest of KPMG in the Funds. A representative of KPMG will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

     Set forth in the table below are audit fees and non-audit related fees billed to each Fund by KPMG for professional services received for each Fund's fiscal years ended November 30, 2004 and 2005, respectively.


                     FISCAL YEAR ENDED                    AUDIT-RELATED
FUND                    NOVEMBER  30        AUDIT FEES       FEES         TAX  FEES*        ALL OTHER  FEES**
----                    ------------        ----------       ----         ----------        -----------------
FFC                       2004               $36,500          $0           $6,000               $12,800
                          2005               $38,500          $0           $6,400               $13,700

FLC                       2004               $36,500          $0           $6,000               $12,800
                          2005               $38,500          $0           $6,400               $13,700

* "Tax Fees" are those fees billed to each Fund by KPMG in connection with tax consulting services, including primarily the review of each Fund's income tax returns.
** "All Other Fees" are those fees billed to each Fund by KPMG in connection with the preparation of a quarterly agreed-upon-procedures report. These Agreed-Upon-Procedures ("AUP") are requirements arising from the Articles Supplementary creating th Fund's Preferred Stock. Specifically, Moody's and Fitch each require that such AUP be undertaken and a report be provided in order to maintain their rating on the AMPS.

     Each Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent accountants to the Fund, and all non-audit services to be provided by the independent accountants to the Fund's investment adviser and any entity controlling, controlled by or under common control with the Funds' investment adviser that provide on-going services to each Fund ("affiliates"), if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit, audit-related and tax services for which KPMG billed each Fund fees for each Fund's fiscal period ended November 30, 2005 and fiscal year ended November 30, 2004 were pre-approved by the Audit Committee.

     For each Fund's fiscal year ended November 30, 2005, KPMG did not provide any non-audit services (or bill any fees for such services) to the Funds' investment adviser or any affiliates thereof that provide services to the Funds.

INVESTMENT ADVISER,  ADMINISTRATOR  AND SERVICING  AGENT

     Flaherty & Crumrine serves as the investment adviser to each Fund and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. PFPC Inc. acts as the administrator to each Fund and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. Claymore Securities, Inc. acts as the servicing agent to each Fund and is located at 2455 Corporate West Drive, Lisle, Illinois 60532.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require each Fund's directors and officers, certain persons affiliated with Flaherty & Crumrine and persons who beneficially own more than 10% of a registered class of each Fund's securities, to file reports of ownership and changes of ownership with the SEC, the NYSE and each Fund. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish each Fund with copies of such forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, each Fund believes that during 2005, all such filing requirements applicable to such persons were met.

BROKER NON-VOTES AND ABSTENTIONS

     A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively, "abstentions") will be counted as shares that are present and entitled to vote at the meeting for purposes of determining the presence of a quorum. With respect to Proposal 1, abstentions do not constitute a vote "for" or "against" the proposal and will be disregarded in determining the "votes cast" on the proposal.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     Each Fund does not intend to present any other business at the relevant Meeting, nor is either Fund aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                      This Page Left Blank Intentionally.

                               DETACH HERE                                ZFCC82

   FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

     THE UNDERSIGNED HOLDER OF SHARES OF COMMON STOCK OF FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED, A MARYLAND CORPORATION (THE "FUND"), HEREBY APPOINTS DONALD F. CRUMRINE, ROBERT M. ETTINGER AND TERESA M. R. HAMLIN, ATTORNEYS AND PROXIES FOR THE UNDERSIGNED, EACH WITH FULL POWERS OF SUBSTITUTION AND REVOCATION, TO REPRESENT THE UNDERSIGNED AND TO VOTE ON BEHALF OF THE UNDERSIGNED ALL SHARES OF COMMON STOCK WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT THE OFFICES OF WILLKIE FARR & GALLAGHER LLP, 787 SEVENTH AVENUE, CONFERENCE ROOM 45A, NEW YORK, NEW YORK 10019 AT 8:30 A.M. ET, ON APRIL 21, 2006, AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND HEREBY INSTRUCTS SAID ATTORNEYS AND PROXIES TO VOTE SAID SHARES AS INDICATED HEREON. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A MAJORITY OF THE PROXIES PRESENT AND ACTING AT THE MEETING IN PERSON OR BY SUBSTITUTE (OR, IF ONLY ONE SHALL BE SO PRESENT, THEN THAT ONE) SHALL HAVE AND MAY EXERCISE ALL OF THE POWER AND AUTHORITY OF SAID PROXIES HEREUNDER. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.


SEE REVERSE           CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
   SIDE                                                                   SIDE

FLAHERTY & CRUMRINE/CLAYMORE
PREFERRED SECURITIES INCOME FUND
C/O PFPC
P.O. BOX 8586
EDISON, NJ 08818-8586


                               DETACH HERE                                ZFCC81

x PLEASE MARK                                                               2138
  VOTES AS IN
  THIS EXAMPLE.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS DIRECTOR.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.
1. ELECTION OF DIRECTOR
NOMINEE: (01) MORGAN GUST
FOR     WITHHELD

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEE AS DIRECTOR.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF JOINT OWNERS, EITHER MAY SIGN THIS PROXY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE.

SIGNATURE:-------------- DATE:--------- SIGNATURE:-------------- DATE:----------

                               DETACH HERE                                ZFCS42

   FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

     THE UNDERSIGNED HOLDER OF SHARES OF AUCTION MARKET PREFERRED STOCK ("AMPS") OF FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED, A MARYLAND CORPORATION (THE "FUND"), HEREBY APPOINTS DONALD F. CRUMRINE, ROBERT M. ETTINGER AND TERESA M. R. HAMLIN, ATTORNEYS AND PROXIES FOR THE UNDERSIGNED, EACH WITH FULL POWERS OF SUBSTITUTION AND REVOCATION, TO REPRESENT THE UNDERSIGNED AND TO VOTE ON BEHALF OF THE UNDERSIGNED ALL SHARES OF AMPS WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT THE OFFICES OF WILLKIE FARR & GALLAGHER LLP, 787 SEVENTH AVENUE, CONFERENCE ROOM 45A, NEW YORK, NEW YORK 10019 AT 8:30 A.M. ET, ON APRIL 21, 2006, AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND HEREBY INSTRUCTS SAID ATTORNEYS AND PROXIES TO VOTE SAID SHARES AS INDICATED HEREON. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A MAJORITY OF THE PROXIES PRESENT AND ACTING AT THE MEETING IN PERSON OR BY SUBSTITUTE (OR, IF ONLY ONE SHALL BE SO PRESENT, THEN THAT ONE) SHALL HAVE AND MAY EXERCISE ALL OF THE POWER AND AUTHORITY OF SAID PROXIES HEREUNDER. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
  SIDE                                                                  SIDE

FLAHERTY & CRUMRINE/CLAYMORE
PREFERRED SECURITIES INCOME FUND
C/O PFPC
P.O. BOX 8586
EDISON, NJ 08818-8586


                               DETACH HERE                                ZFCS41

x PLEASE MARK                                                               2138
  VOTES AS IN
  THIS EXAMPLE.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS DIRECTOR.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.
1. ELECTION OF DIRECTOR
NOMINEE: (01) KAREN H. HOGAN
FOR     WITHHELD

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEE AS DIRECTOR.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF JOINT OWNERS, EITHER MAY SIGN THIS PROXY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE.

SIGNATURE:--------------- DATE:--------- SIGNATURE:------------- DATE:----------